Prospectus supplement dated August 6, 2021
to the following prospectus(es):
America's Vision Plus Annuity prospectus dated May 1, 2004
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
1.	At a meeting held on June 16, 2021 of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), the Board approved the following actions:
•	The Board approved a new subadvisory agreement with Newton Investment Management North America, LLC ("Newton US") for the Nationwide Mellon Dynamic U.S. Core Fund: Class I (the "Fund"). The Board approved this agreement because BNY Mellon Investment Management, the parent investment management organization of Mellon Investments Corporation ("Mellon"), the subadviser of the Fund, intends to restructure the investment advisory business of Mellon by transferring Mellon’s portfolio management personnel to Newton US (the "Transaction"). Upon closing of the Transaction, the Trust’s subadvisory agreement with Mellon, with respect to the Fund, will terminate and the new subadvisory agreement with Newton US will become effective and the Fund is renamed the "NVIT BNY Mellon Dynamic U.S. Core Fund: Class I". All references to the Fund’s former name in the Prospectus are replaced accordingly.
The changes are anticipated to take effect on or about August 31, 2021.
2.	At a meeting held on June 16, 2021 of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), the Board approved the following actions:
•	The Board approved a new subadvisory agreement with Newton Investment Management North America, LLC ("Newton US") for the NVIT Mellon Dynamic U.S. Equity Income: Class I, (the "Fund"). The Board approved this agreement because BNY Mellon Investment Management, the parent investment management organization of Mellon Investments Corporation ("Mellon"), the subadviser to the Fund, intends to restructure the investment advisory business of Mellon by transferring Mellon’s portfolio management personnel to Newton US (the "Transaction"). Upon closing of the Transaction, the Trust’s subadvisory agreement with Mellon, with respect to the Fund, will terminate and the new subadvisory agreement with Newton US will become effective and the Fund is renamed the "NVIT BNY Mellon Dynamic U.S. Equity Income: Class I". All references to the Fund’s former name in the Prospectus are replaced accordingly.
The changes are anticipated to take effect on or about August 31, 2021.
3.	Effective on or about August 31, 2021, the name of the following investment option is updated as indicated below:

CURRENT NAME	UPDATED NAME
NVIT Newton Sustainable U.S. Equity Fund – Class I	NVIT BNY Mellon Sustainable U.S. Equity Fund – Class I
4.	At a meeting held on June 16, 2021 of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), the Board approved the following actions:
•	The Board approved the termination of Lazard Asset Management LLC ("Lazard") and Aberdeen Standard Alternative Funds Limited ("Aberdeen") as the subadvisers to the NVIT Emerging Markets Fund: Class I (the "Fund"), and approved the appointment of NS Partners Ltd ("NS Partners") and Loomis, Sayles & Company L.P. ("Loomis Sayles") as the Fund’s new subadvisers, effective on or about September 13, 2021 (the "Effective Date").
•	As of the Effective Date, all references to, and information regarding, Lazard as it relates to the Fund in the prospectus are deleted in their entirety.
•	As of the Effective Date, all references to, and information regarding, Aberdeen as it relates to the Fund in the prospectus are deleted in their entirety.
PROS-0539
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